PROJECT PROFILE

Zvago Cooperative at Stillwater Stillwater, MN

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $22.4 million new construction of the Zvago Cooperative at Stillwater development, located thirty minutes from the Twin Cities. This project will create 48 new units of senior housing and is the HIT’s 95th project in Minnesota.

HIT ROLE	The HIT is purchasing $15.8 million of Ginnie Mae construction loan certificates and a permanent loan certificate from Colliers Mortgage LLC, collateralized with a mortgage loan insured under Section 213 of the National Housing Act. This program allows nonprofit housing corporations to develop and operate cooperatives, a form of homeownership, for seniors.

SOCIAL IMPACT	This project will generate union construction work hours, tax revenue and other economic benefits shown in the chart below. The cooperative units offered at Zvago will provide seniors with attractive and well-located home ownership options, with recreational opportunities within walking distance, and proximity to the St Croix riverfront.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $15.8 Million	Total Development Cost $22.4 Million	48 New Units of Housing	192,200 Hours of Union Construction Work Generated	$7.1 Million Tax revenue generated	$47.8 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of October 15, 2020. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | Zvago Cooperative at Stillwater - Stillwater, MN

“We are very pleased to be working on another HIT project that shows that investing union pension dollars will create well-paying union construction jobs, while at the same time benefiting the community. We are proud to be building high quality housing for seniors in a great location.”

— Don Mullin, Executive Secretary Saint Paul Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

10/2020

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